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   Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Daniel T. Geraci, President of The Zweig Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 11, 2005                      /s/ Daniel T. Geraci
                                          --------------------------------------
                                          Daniel T. Geraci, President
                                          (principal executive officer)

I, Nancy Curtiss, Treasurer of The Zweig Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 11, 2005                      /s/ Nancy Curtiss
                                          --------------------------------------
                                          Nancy Curtiss, Treasurer
                                          (principal financial officer)